UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-A
 _____________________________________________________
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	06-1798488
(State of Incorporation Or Organization)	(I.R.S. Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)
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Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
6.375% Notes due 2022	New York Stock Exchange
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If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐
Securities Act registration statement file number to which this form relates: File No. 333-199102
Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1.	Description of Registrant’s Securities to Be Registered.
The class of securities to be registered hereby are 6.375% Notes due 2022 (the “Notes”) of Triangle Capital Corporation, a Maryland corporation (the “Registrant”).
For a description of the securities to be registered hereunder, reference is made to the information under the heading “Description of Our Debt Securities” in the Registrant’s Prospectus dated January 14, 2015 included in the Registration Statement on Form N-2 (Registration No. 333-199102) as filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) and the information under the headings “Specific Terms of the Notes and the Offering” and "Description of the Notes" in the Registrant’s Prospectus Supplement dated February 3, 2015 as filed with the Commission on February 4, 2015 pursuant to Rule 497 under the Securities Act. The foregoing Prospectus and Prospectus Supplement are incorporated herein by reference.

Item 2.	Exhibits.
Pursuant to the Instructions as to exhibits for registration statements on Form 8-A, the documents listed below are filed as exhibits to this Registration Statement:

Number	Exhibit
4.1
Indenture, dated March 2, 2012 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (Filed as Exhibit (d)(5) to the Registrant’s Post-Effective Amendment No. 2 on Form N-2 filed with the Securities and Exchange Commission on March 2, 2012 and incorporated herein by reference).

4.2
Third Supplemental Indenture, dated February 6, 2015 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (Filed as Exhibit (d)(12) to the Registrant’s Post-Effective Amendment No. 1 on Form N-2 filed with the Securities and Exchange Commission on February 6, 2015 and incorporated herein by reference)

4.3
Form of 6.375% Note due 2022 (contained in the Third Supplemental Indenture filed as Exhibit (d)(12) to the Registrant’s Post-Effective Amendment No. 1 on Form N-2 filed with the Securities and Exchange Commission on February 6, 2015 and incorporated herein by reference)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Triangle Capital Corporation

Date: February 6, 2015	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
4.1
Indenture, dated March 2, 2012 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (Filed as Exhibit (d)(5) to the Registrant’s Post-Effective Amendment No. 2 on Form N-2 filed with the Securities and Exchange Commission on March 2, 2012 and incorporated herein by reference).

4.2
Third Supplemental Indenture, dated February 6, 2015 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (Filed as Exhibit (d)(12) to the Registrant’s Post-Effective Amendment No. 1 on Form N-2 filed with the Securities and Exchange Commission on February 6, 2015 and incorporated herein by reference)

4.3
Form of 6.375% Note due 2022 (contained in the Third Supplemental Indenture filed as Exhibit (d)(12) to the Registrant’s Post-Effective Amendment No. 1 on Form N-2 filed with the Securities and Exchange Commission on February 6, 2015 and incorporated herein by reference)